                                                                  EXHIBIT 10(KK)

            AMENDMENT NUMBER ONE dated as of December 10, 1999 ("Amendment No. 1"), to the Senior Subordinated Credit Agreement dated as of May 26, 1999 (the "Credit Agreement"), among SUPERIOR/ESSEX CORP., a Delaware corporation (the "Borrower"), SUPERIOR TELECOM INC., a Delaware corporation (the "Parent"), each of the Subsidiary Guarantors party thereto (the "Guarantors"), the lending institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders") FLEET CORPORATE FINANCE, INC., as Syndication Agent and Bankers Trust Company, as Administrative Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            WHEREAS, the Borrower intends to merge with Superior
Telecommunications Inc., a Subsidiary Guarantor (the "Borrower Merger"), with the Borrower as survivor; and

            WHEREAS, after the Borrower Merger, the Borrower intends to change its name to Superior Telecommunications Inc.; and

            WHEREAS, the Borrower intends to issue a subordinated promissory note to the Parent; and

            WHEREAS, the Borrower intends to pay the Parent a one time fee for guaranteeing the Borrower's Obligations under the Credit Agreement; and

            WHEREAS, in connection with the foregoing the Borrower has requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

            WHEREAS, the Agents and the Lenders have considered and agreed to the Borrower's requests, upon the terms and conditions set forth in this Amendment No. 1; and

            WHEREAS, the consent of the Required Lenders is necessary to effect this Amendment No. 1;

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                      -2-


                             SECTION ONE - Amendment

            The Credit Agreement is amended as hereinafter provided in this Section One, effective as of December 10, 1999 (the "Amendment Effective Date").

1.1. Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

      (a) Section 6.01 shall be amended by inserting the following at clause
(xv) of such Section:

      "(xv) the Intercompany Subordinated Loan;"

      (b) Section 6.02(a) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

      "The Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Borrower) on or in respect of shares of the Borrower's Qualified Capital Stock to holders of such Capital Stock, (b) redeem any Capital Stock of the Borrower or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock,
      (c) make any Investment (other than Permitted Investments) or (d) make any payments with respect to the Intercompany Subordinated Loan (each of the foregoing actions set forth in clauses (a), (b), (c) and (d) being referred to as a "Restricted Payment"), if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default shall have occurred and be continuing or (ii) the Borrower is not able to incur at least $1.00 of additional Indebtedness pursuant to paragraph (xvii) of
      Section 6.01 or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment but excluding Restricted Payments pursuant to clause (2), (3), (5), (6), (7), (8), (9), (10), (11),
      (12), (13) or (14) of the next paragraph) made subsequent to the January 1, 1999 shall exceed the sum (the "Basket") of (without duplication): (v) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Borrower earned subsequent to January 1, 1999 and on or prior to the date the Restricted Payment occurs (the

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                                      -3-


      "Reference Date") (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Borrower from any Person (other than a Subsidiary of the Borrower) from the issuance and sale subsequent to the Borrowing Date and on or prior to the Reference Date of Qualified Capital Stock of the Borrower; plus (y) without duplication of any amounts included in clause (iii)(w) above, 100% of the aggregate net cash proceeds of any equity contribution (other than from a Subsidiary of the Borrower) received by the Borrower from a holder of the Borrower's Capital Stock; and plus (z) without duplication of any amounts included in the calculation of Consolidated Net Income, the sum of
      (1) to the extent any Investment (other than a Permitted Investment) that was made after the Borrowing Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash received with respect to such sale, liquidation or repayment of such Investment (less the cost of any such sale, liquidation or repayment, if any) and (B) the initial amount of such Investment included as a Restricted Payment and (2) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (other than a Subsidiary that is an Unrestricted Subsidiary on the Borrowing Date), the lesser of (A) the fair market value of the net assets of such Subsidiary upon its redesignation as a Restricted Subsidiary and
      (B) the Investment made in such Subsidiary that is treated as a Restricted Payment."

            Section 6.02 shall be further amended by: (x) by deleting the words "dividends" and "dividend payment" in clause (10) and replacing such deleted words with "Restricted Payments" and "Restricted Payment," respectively, (y) deleting clause (11) in its entirety and (z) deleting the reference to "6.08(b)(v)" in clause (12).

      (c) Section 6.08(b) shall be amended by deleting "and" before clause (vi) and by inserting the following at the end of such Section:

      "(vii) amounts paid by the Borrower to the Parent as a supplemental management fee so long as the proceeds thereof are used at the time of such fee payment by the Parent (I) to make the payment permitted to be made by the Parent pursuant to clause (v) of this Section 6.08(b) and (II)
      (x) to pay expenses for ad-
      ministrative, legal and accounting services provided by third parties that are reasonable and customary and incurred in the ordinary course of business and other costs and expenses in connection with the Parent being a publicly traded company for such professional services or to pay franchise and similar costs and (y) in an amount not to exceed the "additional amount" for any four consecutive fiscal quarters provided that such amount is used at the time of such fee payment to pay actual expenses of the Parent (including employment expenses) and the "additional amount" is otherwise treated as an operating expense of the Borrower for purposes of determining compliance with the financial covenants contained herein; "additional amount" for any such period shall mean an amount not to exceed the sum of (1) $2,500,000 and (2) that portion of the fee permitted to be paid by clause (v) of this Section 6.08(b) in such period that is not actually paid; and

      (viii) the payment of a one time guaranty fee to the Parent in an amount not to exceed $10,000,000 for the Parent's Guarantee; provided, such payment shall be reduced by the amount of cash dividends paid to the Parent with respect to the Trust Preferred Securities since November 27, 1998."

      (d) Section 6.12 shall be amended by deleting clause (i) in its entirety and replacing it with the following:

      "(i) hold or acquire any assets (other than the capital stock of the Borrower, Superior Trust I and DNE Systems and its Subsidiaries, the note evidencing the Intercompany Subordinated Loan and insignificant assets)."

1.2. Amendments to Section 9 (Definitions and Accounting Terms) of the Credit Agreement.

      (a) Section 9 shall be amended by adding the following new definition in appropriate alphabetical order:

      "'Amendment No. 1' shall mean Amendment Number One dated as of December 10, 1999 to this Agreement."

      "'Borrower Merger' shall mean the merger of Superior Telecommunications Inc. with and into Superior/Essex

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                                      -5-


      Corp. in which Superior/Essex Corp. shall be the surviving corporation."

      "'Intercompany Subordinated Loan' shall mean the long-term subordinated indebtedness (on terms satisfactory to the Administrative Agent) of the Borrower to the Parent in an aggregate principal amount not to exceed $167,000,000."

      (b) Section 9 shall be further amended as follows:

      "Senior Indebtedness" shall be amended by deleting "and" and inserting a comma before clause (ix) in the second sentence thereof and inserting the following after clause (ix) of the second sentence:

            "and (x) the Intercompany Subordinated Loan."

      "Superior Preferred Stock" shall be amended by deleting the definition thereof and replacing it with the following:

            "'Superior Preferred Stock' shall mean the 6% Cumulative Preferred Stock, par value $1.00 per share, of the Borrower having an aggregate liquidation preference of $20,000,000 (but shall include any Parent preferred stock issued in exchange therefor pursuant to clause (3)(y) of Section 6.02(b))."

      "Superior Telecommunications" shall be amended by deleting the definition thereof and replacing it with the following:

            "'Superior Telecommunications' shall mean Superior
            Telecommunications Inc., a Georgia corporation and Wholly-Owned Subsidiary of the Borrower, and after the Borrower Merger shall mean Superior Telecommunications Inc., a Delaware corporation."

                  SECTION TWO - REPRESENTATIONS AND WARRANTIES

            Each of the Parent, Borrower and each Guarantor hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being under-

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                                      -6-


stood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement or otherwise permitted by consents or waivers. Each Credit Party, as applicable, hereby further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

            (a) Each Credit Party has the corporate power and authority to execute, deliver and perform this Amendment No. 1 and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment No. 1;

            (b) No consent of any person other than all of the Lenders and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against any Credit Party of this Amendment No. 1;

            (c) This Amendment No. 1 has been duly executed and delivered on behalf of each Credit Party by a duly authorized officer or attorney-in-fact of such Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

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                                      -7-


            (d) The execution, delivery and performance of this Amendment No. 1 will not violate (i) any provision of law applicable to any Credit Party or (ii) any contractual obligation of any Credit Party, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

            (e) The transactions specifically permitted under this Amendment No. 1 are for a proper corporate purpose.

                          SECTION THREE - MISCELLANEOUS

            (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            (b) This Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            (c) THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

            (d) This Amendment No. 1 shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

                       Signature Pages to Amendment No. 1

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No. 1 as of the date first above written.


                                        SUPERIOR/ESSEX CORP., as Borrower

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        SUPERIOR TELECOM INC., as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        SUPERIOR TELECOMMUNICATIONS, INC., as
                                          Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DNE SYSTEMS, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        DNE MANUFACTURING & SERVICE COMPANY,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DNE TECHNOLOGIES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        TEXAS SUT INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        ESSEX GROUP, INC.,
                                            as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX INTERNATIONAL INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ACTIVE INDUSTRIES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        DIAMOND WIRE & CABLE CO.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        ESSEX GROUP MEXICO INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX MEXICO HOLDINGS, L.L.C.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX SERVICES, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX TECHNOLOGY, INC.,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        ESSEX WIRE CORPORATION,
                                          as Guarantor

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        BANKERS TRUST COMPANY,
                                          as Administrative Agent

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        FLEET CORPORATE FINANCE, INC.,
                                          as Syndication Agent

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        FLEET CORPORATE FINANCE, INC.,
                                          as Lender

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        BANKERS TRUST COMPANY,
                                          as Lender

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title: